UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2010 (December 30, 2009)
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-150888	20-4987549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2990 Airway Avenue, Suite A
Costa Mesa, California	92660
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 619-3600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8

Forward Looking Statements
     This Form 8-K and other reports filed by T3 Motion, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01 Entry into a Material Definitive Agreement.
     On December 30, 2009, the Registrant entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. (the “Purchaser”) in the form attached hereto as Exhibit 10.1, pursuant to which the Registrant issued and sold $3,500,000 in debentures and warrants to the Purchaser through a private placement.
     On December 30, 2009 (the “Issue Date”), pursuant to the Purchase Agreement, the Registrant issued to the Purchaser, 10% Secured Convertible Debentures (“Debentures”) in the form attached hereto as Exhibit 10.2, with an aggregate principal value of $3,500,000. The Debentures accrue interest on the unpaid principal balance at a rate equal to 10% per annum. The maturity date is December 30, 2010. At any time after the 240th calendar day following the Issue Date, the Debentures are convertible into units of Registrant securities consisting of one share of Series A Convertible Preferred Stock of the Registrant (“Preferred Stock”) and a warrant to purchase one share of common stock of the Registrant, at a conversion price of $1.00 per unit, subject to adjustment. The Debentures may also be redeemed by the Registrant in whole or part at any time after the 6-month anniversary of the Issue Date for cash in an amount equal to 120% of the principal amount plus accrued and unpaid interest and certain other amounts due in respect of the Debenture. Interest on the Debentures is payable in cash on the maturity date or, if sooner, upon conversion or redemption of the Debentures. In the event of default under the terms of the Debentures, the interest rate increases to 15% per annum.
     The Purchase Agreement provides that during the 18 months following December 30, 2009, if the Registrant or its sole wholly-owned subsidiary, T3 Motion, Ltd., a company incorporated under the laws of the United Kingdom (the “Subsidiary”), issues common stock, common stock equivalents for cash consideration, indebtedness, or a combination of such securities in a subsequent financing (the “Subsequent Financing”), the Purchaser may participate in such Subsequent Financing in up to an amount equal to the Purchaser’s then percentage ownership of the Registrant’s common stock.
     The Purchase Agreement also provides that from December 30, 2009 to the date that the Debentures are no longer outstanding, if the Registrant effects a Subsequent Financing, the Purchaser may elect, in its sole discretion, to exchange some or all of the Debentures then held by such Purchaser for any securities issued in a Subsequent Financing on a “$1.00 for $1.00” basis (each $1.00 of amounts owed under the Debenture constitutes $1.00 of a purchase price under the Subsequent Financing) (the “Exchange”); provided, however, that the securities issued in a Subsequent Financing will be irrevocably convertible, exercisable, exchangeable, or resettable (or any other similar feature) based on the price equal to the lesser of (i) the conversion price, exercise price, exchange price, or reset price (or such similar price) in such Subsequent Financing and (ii) $1.00 per share of common stock. The Purchaser is obligated to elect the Exchange except on a $0.90 per $1.00 basis (not $1.00 for $1.00 basis) if all of the following conditions are met: (a) the Subsequent Financing is in the form of convertible preferred stock of the Registrant, (b) the $2,000,000 promissory note, with a current balance of $1,000,000 previously issued by the Registrant to Immersive Media Corp. has been fully satisfied, converted or extended by 12 months and (c) the Subsequent Financing is for gross proceeds of at least $5,000,000.
     Also pursuant to the Purchase Agreement, the Purchasers received Series G Common Stock Purchase Warrants (the “Warrants”) in the form attached hereto as Exhibit 10.3. Pursuant to the terms of Warrants, the Purchasers are entitled to purchase up to an aggregate of 3,500,000 shares of common stock of the Registrant at an exercise price of $0.70 per share, subject to adjustment. The Warrants have a term of five years after the issue date of December 30, 2009.
     In connection with entering into the Purchase Agreement, the Subsidiary entered into a Subsidiary Guarantee (the “Guarantee”) for the benefit of the Purchasers dated December 30, 2009 in the form attached hereto as Exhibit 10.4. Pursuant to the Guarantee, the Subsidiary agreed to guarantee to the Purchasers the obligations due under the Debentures.
     The Registrant and the Subsidiary also entered into a Security Agreement (the “Security Agreement”) with the Purchaser dated as of December 30, 2009 in the form attached hereto as Exhibit 10.5. Pursuant to the Security Agreement, the Registrant and its Subsidiary granted to the Purchasers a security interest in certain of their property to secure the prompt payment, performance, and discharge in full of all of the Registrant’s obligations under the Debentures and the Subsidiary’s obligations under the Guarantee. The Registrant agreed that any future subsidiary of the Registrant would also enter into such Security Agreement and the Guarantee.
     On December 30, 2009, the Registrant also entered into a Securities Exchange Agreement (the “Exchange Agreement”) with the Purchaser and Vision Capital Advantage Fund, L.P. (“VCAF” and, together with the Purchaser, the “Vision Parties”) in the form attached hereto as Exhibit 10.6. On December 30, 2009, pursuant to Exchange Agreement, the Registrant issued to the Vision Parties an aggregate of 9,370,698 shares of Preferred Stock. 3,055,000 shares of Preferred Stock were issued in exchange for the delivery and cancellation of 10% Secured Convertible Debentures previously issued by the Registrant to the Vision Parties in the principal amount of $2,200,000 and $600,000 plus accrued interest of $255,000; 2,263,750 shares of Preferred Stock were issued in exchange for the delivery and cancellation of Series A, B, C, D, E and F warrants issued by the Registrant to the Vision Parties; and 4,051,948 shares of Preferred Stock were issued to satisfy the Registrant’s obligation to issue equity to the Vision Parties pursuant to a Securities Purchase Agreement dated on March 24, 2008 and amended on May 28, 2009.
     In connection with the Exchange Agreement, the Registrant’s Chief Executive Officer and a major shareholder, Ki Nam, entered into a Lock-up Agreement (the “Lock-up Agreement”) in the form attached hereto as Exhibit 10.7, whereby Mr. Nam agreed not to transfer his shares of common stock or common stock equivalents of the Registrant until August 27, 2010; provided, however, that commencing on December 30, 2009, he may sell up to 1/24ths of the shares of common stock of the Registrant in each calendar month through August 27, 2010.
     Also in connection with the Exchange Agreement, the Registrant, Ki Nam and the Vision Parties entered into a Stockholders Agreement (the “Stockholders Agreement”) in the form attached hereto as Exhibit 10.8, whereby Mr. Nam agreed to vote, in the election of members of the Registrant’s board of directors, all of his voting shares of the Registrant in favor of (i) two nominees of the Vision Parties so long as their ownership of common stock of the Registrant is 22% or more or (ii) or one nominee of the Vision Parties so long as their ownership of common stock of the Registrant is 12% or more. Under the Exchange Agreement, Ki Nam also agreed to convert a promissory note plus the accrued interest, previously issued to him by the Registrant into 976,865 shares of Preferred Stock and warrants to purchase up to 1,953,730 shares of common stock (which warrants have the same terms as the Warrants issued to the Purchaser pursuant to the Purchase Agreement).
     The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.1 through 10.8, each of which is incorporated herein by reference.
     The financing was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
     As set forth under Item 1.01 above, on December 30, 2009, the Registrant issued to a certain investor (i) debentures that are convertible into approximately 3,500,000 shares of Series A Convertible Preferred Stock and warrants to purchase 3,500,000 shares of common stock and (ii) warrants to purchase up to 3,500,000 shares of common stock. In addition, the Registrant issued to the Vision Parties, an aggregate of 9,370,698 shares of Preferred Stock. 3,055,000 shares of Preferred Stock were issued in exchange for the delivery and cancellation of 10% Secured Convertible Debentures previously issued by the Registrant to the Vision Parties in the principal amount of $2,200,000 and $600,000 plus accrued interest of $255,000; 2,263,750 shares of Preferred Stock were issued in exchange for the delivery and cancellation of Series A, B, C, D, E and F warrants issued by the Registrant to the Vision Parties; and 4,051,948 shares of Preferred Stock were issued to satisfy the Registrant’s obligation to issue equity to the Vision Parties pursuant to a Securities Purchase Agreement dated on March 24, 2008, as amended on May 28, 2009.
     The investors represented that each was an “accredited investor” as defined under Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Registrant relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated as of December 30, 2009

10.2	Form of 10% Secured Convertible Debenture

10.3	Form of Series G Common Stock Purchase Warrant

10.4	Subsidiary Guarantee dated as of December 30, 2009

10.5	Security Agreement dated as of December 30, 2009

10.6	Securities Exchange Agreement dated as of December 30, 2009

10.7	Lock-Up Agreement dated as of December 30, 2009

10.8	Stockholders Agreement dated as of December 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 MOTION, INC.
(Registrant)
Date: January 6, 2010
/s/ Kelly J. Anderson
Kelly J. Anderson, Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated as of December 30, 2009

10.2	Form of 10% Secured Convertible Debenture

10.3	Form of Series G Common Stock Purchase Warrant

10.4	Subsidiary Guarantee dated as of December 30, 2009

10.5	Security Agreement dated as of December 30, 2009

10.6	Securities Exchange Agreement dated as of December 30, 2009

10.7	Lock-Up Agreement dated as of December 30, 2009

10.8	Stockholders Agreement dated as of December 30, 2009